HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST
116 South Franklin Street
Rocky Mount, North Carolina 27804
252-972-9922

February 20, 2020

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Re:	Hillman Value Fund, a series of the Hillman Capital Management Investment Trust
File Nos. 333-44568 and 811-10085
Ladies and Gentlemen,
On behalf of the Hillman Value Fund, and pursuant to Rule 497(e) of the General Rules and Regulations under the Securities Act of 1933, as amended, this filing is being made for the sole purpose of submitting interactive data files as required by Rule 405 of Regulation S-T. The interactive data files included as an exhibit to this filing relates to the Supplement to the Prospectus and Summary Prospectus which was filed with the Securities and Exchange Commission on January 31, 2020.
If you have any questions concerning the foregoing, please contact the undersigned at 252-984-3807.

Yours truly,

/s/ Tracie A. Coop
Tracie A. Coop, Secretary